Exhibit 10.2

Date 20 December 2011

IOS SHIPPING CORPORATION

and

SKOPELOS SHIPPING CORPORATION

as Borrowers

DVB BANK SE

and

ABN AMRO BANK N.V.

as Lenders

and

DVB BANK SE

as Joint-Arranger, Agent and Security Trustee

and

ABN AMRO BANK N.V.

as Joint-Arranger

FIRST SUPPLEMENTAL AGREEMENT

in relation to a Loan Agreement dated 28 May 2010

for a loan facility of up to USD52,000,000

INCE & CO

PIRAEUS

Index

Clause		Page No

1	INTERPRETATION	1

2	AGREEMENT OF THE LENDER	2

3	CONDITIONS PRECEDENT	2

4	REPRESENTATIONS AND WARRANTIES	3

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS	3

6	FURTHER ASSURANCES	4

7	FEES AND EXPENSES	5

8	NOTICES	5

9	COUNTERPARTS	5

10	LAW AND JURISDICTION	5

Schedule		7

THIS AGREEMENT is made on 20 December 2011

BETWEEN

(1)	IOS SHIPPING CORPORATION and SKOPELOS SHIPPING CORPORATION as Borrowers;

(2)	DVB BANK SE and ABN AMRO BANK N.V. (formerly known as FORTIS BANK (NEDERLAND) N.V.) as Lenders;

(3)	DVB BANK SE as Joint-Arranger, Agent and Security Trustee; and

(4)	ABN AMRO BANK N.V. (formerly known as FORTIS BANK (NEDERLAND) N.V.) as Joint-Arranger.

BACKGROUND

(A)	By a Loan Agreement dated 28 May 2010 and made between the parties hereto the Lenders have made available to the Borrower a loan of up to USD52,000,000.

(B)	The Borrowers have made a request to the Lenders to agree to amend certain terms of the Loan Agreement, and this Agreement sets out the terms and conditions on which the Lenders agree thereto.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Loan Agreement and the other Security Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Loan Agreement” means the Loan Agreement dated 28 May 2010 referred to in Recital (A); and

“New Charter Assignment” means a specific assignment of each New Charter required to be executed hereunder by the relevant Borrower in favour of the Security Trustee (including any notices and/or acknowledgements and/or undertakings associated therewith) in such form as the Agent and the Majority Lenders may require in their sole discretion.

Words and expressions advised in the Schedule to this Agreement shall have the meanings given to them therein as if set out in full in this Clause 1.2.

1.3	Application of construction and Interpretation provisions of Loan Agreement. Clauses 1.3 to 1.6 (inclusive) of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE LENDER

2.1	Agreement of the Lenders. The Lenders, relying upon each of the representations and warranties in Clause 4 and subject to Clause 3, agree to amend the Loan Agreement as set out in Clause 5.1 below.

2.2	Effective Date. The agreement of the Lenders contained in Clause 2.1 shall have effect on and from the date of termination of the Charters.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1 are that the Agent shall have received the following documents:

(a)	Corporate documents

Certified Copies of all documents which evidence or relate to the constitution of each Borrower and its current corporate existence;

(b)	Corporate authorities

(i)	Certified Copies of resolutions of the directors of each Borrower approving this Agreement and authorising the execution and delivery thereof and performance of its obligations hereunder, additionally certified by an officer of each Borrower as having been duly passed at a duly convened meeting of the directors of the Borrower and not having been amended, modified or revoked and being in full force and effect; and

(ii)	Originals of any powers of attorney issued by each Borrower pursuant to such resolutions; and

(c)	Required Authorisations

a certificate that there are no Required Authorisations or that there are no Required Authorisations except those described in such certificate and Certified Copies of which as duly executed (including any conditions and/or documents ancillary thereto) are appended thereto.

(d)	Certificate of incumbency

a list of directors and officers of each Borrower specifying the names and positions of such persons, certified by an officer of each Borrower to be true, complete and up to date;

(e)	New Charter Assignments

the New Charter Assignments duly executed and delivered;

(f)	Underlying Documents

Certified Copies of the New Charters;

(g)	Endorsement

the endorsement at the end of this Agreement signed by each Security Party (other than the Borrower);

(h)	London agent

documentary evidence that the agent for service of process named in Clause 19 of the Loan Agreement has accepted its appointment; and

(i)	Further opinions

any such further opinions as may be required by the Agent.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties. The Borrower represents and warrants to each Bank that the representations and warranties in Clause 7 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS

5.1	Specific amendments to Loan Agreement. With effect on and from the date of this Agreement, the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	by adding in Clause 1.2 thereof each of the definitions in Clause 1.2 (other than the definition of “Loan Agreement”)

(b)	by adding in the definition of “Security Documents” in Clause 1.2 after the words “the Shares Pledges” the words “, the New Charter Assignments”;

(c)	by adding in the definition of “Underlying Documents” in Clause 1.2 thereof after the words “the Management Agreement” the words “and the New Charters”;

(d)	by adding at the end of Clause 4.1.1 the following:

“Provided that if the Charters terminate before three years then the Borrowers shall, on the demand of the Agent, prepay the Loan by USD2,500,000, whereupon the five successive repayment instalments in respect of each Advance commencing with the repayment instalment due in March 2012 shall be reduced by USD250,000 each.”;

(e)	by adding a new clause 4.7 to read:

“4.7 Mandatory prepayment on non-extension of a New Charter

In the event that the New Charterer does not exercise its option to extend the initial period of a New Charter by 31 July 2012, the Borrowers shall make a prepayment of the Advance relating to that the Vessel subject to that New Charter in the amount of USD250,000 on or before 31 December 2012 and the amount so prepaid shall be applied against the repayment instalment in respect of the relevant Advance falling due in June 2013.”;

(f)	by adding in Schedule 7 thereof each of the definitions in the Schedule to this Agreement;

(g)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2	Amendments to Security Documents. With effect on and from the date of this Agreement, each of the Security Documents other than the Loan Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Security Documents to, the Loan Agreement and any of the other Security Documents shall be construed as if the same referred to the Loan Agreement and those Security Documents as amended and supplemented by this Agreement; and

(b)	by construing references throughout each of the Security Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Security Documents as amended and supplemented by this Agreement.

5.3	Security Documents to remain in full force and effect. The Security Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Security Document shall,

(a)	execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, reasonably specify,

(b)	effect any registration or notarisation, give any notice or take any other step, which the Agent may, by notice to the Borrower or other party, reasonably specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	perfecting the security contemplated or constituted by the Security Documents, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent reasonably considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 6.1 within 3 Banking days of the date of such notice.

6.5	Additional corporate action. At the same time as the Borrower or any other party delivers to the Agent any document executed under Clause 6.1(a), the Borrower or such other party shall also deliver to the Agent a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:

(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent, and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of Clauses 5.3 (Expenses), 5.4 (Value added tax) and 5.5 (Stamp and other duties) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES

8.1	The provisions of clause 17 (Notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	COUNTERPARTS

9.1	This Agreement may be executed in any number of counterparts.

10	LAW AND JURISDICTION

10.1	Incorporation of the Loan Agreement provisions. The provisions of Clauses 18 and 19 (Governing Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED by ALEXANDROS LAIOS	)
as a deed for and on behalf of	)
IOS SHIPPING CORPORATION	) /s/ Alexandros Laios
(as Borrower under and pursuant to	)
a power of attorney dated	)
8 December 2011))

SIGNED by ALEXANDROS LAIOS	)
as a deed for and on behalf of	)
SKOPELOS SHIPPING CORPORATION	) /s/ Alexandros Laios
(as Borrower under and pursuant to	)
a power of attorney dated	)
8 December 2011))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
DVB BANK SE	) /s/ Robin Parry
(as a Lender))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
ABN AMRO BANK N.V. (formerly known	) /s/ Robin Parry
as FORTIS BANK (NEDERLAND) N.V.))
(as a Lender))

SIGNED by ROBIN PARRY	)
for and on behalf of	) /s/ Robin Parry
DVB BANK SE	)
(as Joint-Arranger, Agent and Security Trustee))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
ABN AMRO BANK N.V. (formerly known	) /s/ Robin Parry
as FORTIS BANK (NEDERLAND) N.V.))
(as Joint-Arranger))

Witness to all the above	) /s/ Ronan Le Du
Signatures:	)
Name: RONAN LE DU
Address:
47-49 Akti Miaouli
Piraeus, Greece

We on this 20th day of December 2011 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above First Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Facility Agreement (as amended by the First Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
NAVIOS MARITIME ACQUISITION	NAVIOS SHIPMANAGEMENT INC.
CORPORATION

/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU
For and on behalf of
AEGEAN SEA MARITIME HOLDINGS INC.